Exhibit 77(q)(1)

Exhibits

(a)(1) Amended and Restated Declaration of Trust of ING Mutual Funds effective June 3, 2004, previously filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant's Registration Statement on Form N-1A filed on September 8, 2004 and incorporated herein by reference.

(a)(2) Amendment No. 1 to the Amended and Restated Declaration of Trust (Global Real Estate Class I), previously filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant's Registration Statement on Form N-1A filed on September 8, 2004 and incorporated herein by reference.

(e)(1) First Amendment to the Investment Management Agreement between ING Mutual Funds and ING Investments LLC, effective as of September 2, 2004, with regard to Emerging Countries, Global Real Estate, International SmallCap Growth and Worldwide Growth Funds), previously filed as an exhibit to Post-Effective Amendment No. 105 to the Registrant's Registration Statement on Form N-1A filed on December 17, 2004 and incorporated herein by reference.

(e)(2) Amended Schedule A to the Investment Management Agreement between ING Mutual Funds and ING Investments LLC effective August 2004 with regard to Foreign Fund, Global Equity Dividend Fund, International Fund, Precious Metals Fund and Russia Fund previously filed as an exhibit to Post-Effective No. 105 to the Registrant's Registration Statement on Form N-1A filed on December 17, 2004 and incorporated herein by reference.

(e)(3) Amended Schedule A dated August 2004 to the Sub-Advisory Agreement between ING Investments, LLC and Clarion Real Estate Securities L.P. dated September 23, 2002 - filed herein.

(e)(4) Amended Schedule A dated August 2004 to the Sub-Advisory Agreement between ING Investments, LLC and Julius Baer Investment Management Inc. dated May 28, 2003 previously filed as an exhibit to Post-Effective No. 105 to the Registrant's Registration Statement on Form N-1A filed on December 17, 2004 and incorporated herein by reference.

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(e)(5)   Amended Schedule A dated August 2004 to the Sub-Advisory Agreement between ING Investments, LLC and Nicholas-Applegate Capital Management dated September 1, 2000 previously filed as an exhibit to Post-Effective No. 105 to the Registrant's Registration Statement on Form N-1A filed on December 17, 2004 and incorporated herein by reference.